Pax World Funds Series Trust I

Pax World Funds Series Trust III

Supplement dated October 4, 2016
to the Statement of Additional Information dated April 1, 2016

Effective October 4, 2016, the Statement of Additional Information will be amended, as follows:

Pages 92-102

Appendix A, Pax World Management LLC and Pax Ellevate Management LLC Proxy Voting Guidelines, is replaced in its entirety with the following:

APPENDIX A

PAX WORLD MANAGEMENT LLC AND PAX ELLEVATE MANAGEMENT LLC PROXY VOTING GUIDELINES

ESG Principles and Proxy Voting

The corporation is a legal device that allows people to contribute knowledge, capital, and labor to create value. As such, it requires the cooperation of many stakeholders, most of them strangers to each other, in order to work toward the common goal of adding value. That cooperation is defined by corporate governance: the rules and charter by which corporations are owned, managed, and overseen by shareowners, management, and directors, respectively.

As investment adviser to the Pax World Funds, Pax World Management LLC (Pax World) has a fiduciary duty that extends to all functions undertaken on behalf of the Pax World Funds. This includes the voting of proxies relating to the securities held by the Pax World Funds. While an investment company is typically organized pursuant to the corporate or trust laws of a particular state, the principles set forth in these proxy voting guidelines apply to public company securities held by the Pax World Funds, and not necessarily to registered investment companies.

Pax World believes that well-governed companies are attentive not only to the financial interests of their investors, but also to the environmental, social and governance (ESG) concerns that affect shareowners and stakeholders. These companies openly engage with their stakeholders and consider the long-term implications of their actions with a focus on creating durable, sustainable value.

Just as our ESG criteria helps us identify well-managed companies, shareowner activism helps us continually improve the financial, environmental, social and corporate governance performance of the companies we invest in. One of the ways that we engage with companies is through proxy voting. Pax World seeks to vote proxies in a way that is consistent with our ESG criteria, which we apply to all companies, and the ESG principles and criteria outlined in this document.

Our governance criteria are based on seven principles- loyalty, accountability, transparency, equity, receptiveness, durability, and sustainability- which are explained in further detail in this document.

Pax World does rely on information from service providers, including proxy advisory service providers and ESG research providers, to inform our analysis of proxy issues and proxy votes.

Pax World acknowledges that the environmental and social challenges companies face generally reflect sector and industry-specific issues; in some cases these challenges may even be company-specific. For these reasons, we address environmental and social matters in this document from a principles approach, as it is impossible to address every specific environmental and social issue that may arise. However, we generally believe that full disclosure of environmental and social policies, programs, and performance are characteristics and enablers of sustainable management, and will, in general, support all efforts for increased ESG disclosure, except where the intent of a specific proposal is clearly counter to the advancement of sustainable management.

Our goal in shareowner engagement and proxy voting is to promote the long-term, sustainable growth of our investments by encouraging sound and sustainable governance of corporations.

A Note About Registered Investment Companies
The Funds may invest from time to time in shares of other investment companies that are registered under the Investment Company Act of 1940 (the “1940 Act”). The 1940 Act regulates investment companies through a broad array of structural and operational limitations that differ vastly than the requirements imposed on public operating companies. For instance, investment companies are not required to hold annual shareholder meetings, which is the forum under which shareholder proxies most often arise for public companies. Additionally, the 1940 Act requires that specified percentages of a registered investment company’s board of directors be persons who are independent of the investment company’s adviser, and that all investment contracts be approved on an annual basis by the board of directors, including a majority of the independent directors. These differences in structure and regulation mean that while many of the guidelines set forth herein will apply to both public operating companies and registered investment companies, some of them will not. Those differences in application are specifically noted throughout these guidelines.

Global Best Practices and International Proxy Voting
Pax World invests in companies in a variety of countries and markets, voting proxies around the globe each year. Every market has unique rules, reporting requirements, and ESG practices and standards. Pax World strives to stay abreast of new and emerging issues in these markets, and how they relate to global best practices for ESG issues. Pax World seeks to vote all proxies in accordance with these ESG principles, but will also consider specific environmental, social, and governance practices and disclosure standards in each market.

Where we see room for improvement in a specific market we seek to work with other institutional shareowners to encourage reform or improvement. Pax World may also engage specific issuers, industries, or international market regulators, when appropriate, to inform them of global best practices and to outline how they may improve ESG performance or disclosure.

Governance

As investors, we want the companies we invest in to prosper. We invest in them precisely because we believe that they offer the best opportunities to create long-term, sustainable value for our shareowners. In order to create that value, we believe that companies must be managed according to seven principles of sustainable governance: loyalty, accountability, transparency, equity, receptiveness, durability, and sustainability. These principles are reflected throughout our Proxy Voting Guidelines and are used as a guide to voting when new issues emerge.

These principles are interrelated and interdependent. For example, the duty of loyalty can be compromised if there is not equity among shareowners; accountability demands transparency; durable value cannot be created without fidelity to the principle of sustainability. But we believe that these principles also have important unique characteristics, despite their interrelatedness.

Loyalty. The primary duty of the board of directors is to oversee management on behalf of, and in the interest of, shareowners. No modern publicly-traded corporation can possibly be run on a day to day basis by a consensus of its owners, the shareowners. Shareowners elect directors to guide and monitor the company’s management, to assure that the company is being managed in such a way as to safeguard the interests and assets of its owners, rather than in the managers’ own interest. This is the duty of loyalty.

Accountability. Accountability is central to the effective functioning of a governance structure. At well-governed companies, the board is accountable to shareowners for its stewardship and oversight of management. Management is accountable to directors and shareowners. Each of these parties has some accountability to the company’s internal and external stakeholders. We believe that full accountability is necessary for the creation of sustainable value. Accountability should be built into the major governing structures of all corporations and their boards.

Transparency. There can be no accountability without transparency. Shareowner trust in directors and managers must be built on a foundation of information. To be transparent, corporate disclosures must also be understandable: as free as possible of jargon and technical language that often serves to intimidate and obscure, rather than illuminate.

Equity. Accountability depends on the ability of shareowners to express their views, at a minimum through the proxy vote. Unequal voting rights, such as dual share classes or voting right ceilings, create a condition in which management is able to concentrate voting rights in its own hands. Since the proxy, and the shareowner vote, is the primary mechanism to enforce accountability, the existence of unequal voting rights runs counter to the principle of accountable corporate governance.

Receptiveness. Managers will always know more about the enterprises they manage than the shareowners, and it is impractical to think that shareowner activism can be a substitute for managerial judgment and acumen, or the directors’ oversight and counsel. However, it is also important for corporations to be able to hear the concerns of their shareowners, for no management team or board of directors can anticipate every issue or create perfect strategy, all the time. For the directors to exercise loyalty and the management accountability there must be reasonable provisions for shareowners to express their views and preferences with directors, at a minimum, and preferably with management as well. Similarly, the board should be responsive to shareowner sentiment and take action when shareowner proposals receive significant support from shareowners.

Durability. Pax World is a long-term investor. While some new information can and should make a difference over very small timeframes, we believe many determinants of value—intelligent strategy and sustainable management—are generally long-term in nature and do not shift as frequently or as much as do security prices. This is not a new idea: a quarter-century ago, Robert Shiller showed that stock prices were far more volatile than any tangible measure of corporate value, such as discounted cash flows. In our view, much of the activity in stock markets puts far too much emphasis on short-term information and too little on more durable measures.

Sustainability. Sustainability is the best foundation on which to build long-term financial value. While there have been enormous profits made in the short run by consciously unsustainable practices, we believe that corporations’ ability to hide unsustainable operations, or to persist in pursuing them for years, is increasingly limited by the global spread of watchdogs with more sophisticated communications and information technology. The gap between unsustainable exploitation and possible reputational damage is shrinking.

Reputation is important to corporations, and therefore to their investors. But it is by no means the only reason for our emphasis on sustainability. In 1986, when the population of the Earth first exceeded 5 billion people, we began to outstrip the long-term carrying capacity of the planet, and we have been drawing down the Earth’s endowment of resources ever since. We no longer have the luxury of worrying about sustainability on some undefined tomorrow. We face a sustainability crisis today, and through these Proxy Voting Guidelines Pax World hopes to make a positive contribution toward stemming and ultimately reversing that crisis.

These principles are reflected throughout our Proxy Voting Guidelines and are used as a guide to voting when new issues emerge.

Director Elections
Directors are stewards of shareowner interests. An effective board is independent in letter and action, elected annually, diverse, attentive and accountable. Though national and state standards of governance may vary, these principles of directorships are constant.

Pax World will generally withhold from or vote against slates of director nominees in the following situations:

•	When there are no women on the board of directors.[1]
•	When there are no minorities on the board of directors.*

o	In cases where we are unable to determine the racial or gender make-up of the board of directors, Pax World will assume that the board is lacking this diversity and will vote accordingly.
•	When the board is classified or staggered (and has not disclosed plans to ensure that all directors are elected annually).
•	When there are significant takeover defenses in place that we believe prevent minority shareowners from having a significant voice in a company’s governance practices.
•	When the company has implemented what we believe are significant changes that may diminish shareowner rights or that could adversely impact shareholders without shareowner approval. Examples of significant changes may include, but are not limited to:
o	reincorporation;
o	options repricing;
o	the adoption of a poison pill;
o	bylaw/charter amendments.
•	When a resolution receives majority support from shareowners, and the board fails to take steps to implement the provisions of the resolution.
•	When the board is not majority independent.*
•	When major governance failures or acts of fraud have occurred that we believe have not been sufficiently addressed by the company.
•	When the company has not disclosed the identities of director nominees to all shareowners.

Pax World will generally withhold from or vote against certain board committee members in the following situations:

•	From audit committee members when:
o	The company has not sought ratification of auditors by shareowners.
o	The company is not in compliance with financial reporting standards such as Sarbanes-Oxley Act Section 404.
o	The company has indemnified its auditors from liability.
•	From compensation committee members when:
o	There is a sustained misalignment between compensation and company performance.
o	The company fails to respond to significant shareholder opposition to a say-on-pay proposal.
o	The compensation structure significantly deviates from best market practice.
o	The compensation program disclosure is inadequate to determine whether compensation is aligned with sustainable, long-term company performance.

Pax World will generally withhold from or vote against individual nominees in the following situations:

•	In countries where the percentage of women on boards of directors is more than 5 percent, Pax World will withhold from or vote against male director nominees when there are less than two women on boards of directors.*

•	From any director:
o	Who is a CEO and serves on two or more public company boards.
o	Who serves on five or more public company boards.
o	That has failed to attend at least 75% of board meetings in the last year.*
o	That we believe has a conflict of interest.
o	That is engaged in related party transactions.
o	That is engaged in interlocking directorships.
•	From the CEO and nominating committee chair when the positions of CEO and Chair are held by the same person and a lead independent director has not been appointed.*
•	From the nominating committee chair when the audit, compensation and nominating committees are not comprised entirely of independent directors.*
•	From the board Chair or controlling shareowner when there are unequal voting rights in place or a controlling shareowner.
•	From problem directors, such as those that have been at other corporations where we believe there have been significant financial or governance failures.

Pax World will generally vote case-by-case on the election of directors in contested elections.

Compensation
Compensation should be designed to create an incentive for long-term performance and to align the interests of executives and employees with the interests of shareowners. Compensation practices should be evaluated not only on the quantity of awards or potential awards, but also on the quality of the compensation and related disclosure. Compensation and performance metrics should be disclosed in plain English with a level of specificity that clearly outlines the purpose of compensation and how the compensation components are aligned with that purpose. In addition, compensation practices should instill accountability through an annual advisory vote on compensation, clawback provisions in the event of restatements or other instances of fraud or malfeasance, and shareowner approval of all employment contracts. To ensure that compensation is fair and reasonable, we believe that performance hurdles should be indexed to peers or industry performance, that compensation plans should prohibit repricing (except in extenuating circumstances) and that CEOs should be prohibited from engaging in hedging.

Executive Compensation
Executive compensation should attract well-qualified executives, create an incentive for them to perform well and in shareholders’ best interest and reward good performance.

Fair. Compensation should reflect performance both on the upside and the downside; it should be in line with compensation at peer companies (indexed to peer or industry performance) and should be reasonable when compared to other employees at the company.

Performance-Based. Compensation should be linked to performance in such a way that it creates incentives for executives to perform well in the long term. It should also include down-side risk and should not allow hedging or other practices that remove the link between performance and compensation.

Long-Term. Compensation should be designed to drive long-term, durable performance and should, therefore, be linked to performance metrics (financial, environmental, social, or governance related) that are aimed at long-term performance

Transparent. Executive compensation should be straightforward and clear. For US companies, it should be written in plain English, as the SEC has repeatedly emphasized.

Say-On-Pay
The following provisions are of concern to Pax World. We will carefully examine and may vote against executive compensation plans that include such items as:

•	Compensation that is not adequately linked to company performance
•	Compensation that does not include upside and downside risk
•	The lowering of performance targets for performance-based compensation without justification
•	The use of inappropriate peer groups
•	The repeated use of discretionary or guaranteed bonuses
•	Performance targets that are not sufficiently challenging
•	The use of tax gross-ups
•	Excessive perquisites
•	Stock option awards to executives that we believe are excessive relative to other types of compensation and compared with peers, especially when the executives to whom the options would be awarded already own large numbers of shares (in which case further awards would have limited impact on executive incentives)
•	Over-reliance on stock awards that vest based solely on tenure rather than performance
•	Compensation based on the performance of a defined benefit pension plan
•	Contain elements that are not linked to performance. Examples may include, but are not limited to:
o	Golden Parachutes;
o	Golden Hellos; or
o	Golden Coffins.

Pax World will generally vote in favor of proposals that we believe promote accountability in compensation practices.

Pax World will generally vote in favor of proposals that we believe are consistent with the principles of executive compensation outlined above.

Director Compensation
Pax World concurs with the Council of Institutional Investors that director compensation is intended to attract and retain highly qualified directors, and to align their interests with those of shareowners. Director compensation should be designed to uphold the following principles:

Talent. Director compensation should help attract and retain qualified individuals to serve as directors.

Shareowner Stewardship. Directors are stewards of shareowner interests. For this reason, director compensation plans should align the interests of directors and shareowners.

We believe that an effective director compensation plan should:
•	Include equity grants that vest immediately;
•	Require that directors hold a minimum amount of shares;
•	Exclude stock options; and
•	Exclude other performance-based components and perquisites.

Pax World will generally vote on director compensation plans in accordance with these principles.

Omnibus Compensation Plans
Pax World believes that compensation plans can be an effective way to create incentives for improved performance throughout the organization. They can also help attract and retain talented employees. Omnibus compensation plans should be designed to compensate a broad base of employees and align their interests with those of shareowners. Plans should be renewed in a timely manner, at least every three to four years (or more frequently), and companies should provide detailed information about the specifics of the plan, such as performance targets and the maximum individual award or total plan pool.
•	Pax World will generally vote against compensation plans when the company’s overall dilution, including dilution associated with the proposed plan, exceeds 10% or the company’s burn rate exceeds 2%.
•	Pax World will generally vote against compensation plans that allow reloading of stock options.
•	Pax World will generally vote against plans that allow repricing of stock options.
o	Pax World may support stock option repricing if the company indexes options to peers and we determine that the company’s performance is tied to general market or industry trends.

Employee Stock Purchase Plans:

•	Pax World will generally vote in favor of employee stock purchase plans when the discount price associated with the plan is 85% or higher and the purchase window is reasonable.

Compensation Consultants
Pax World acknowledges that the use of compensation consultants by compensation committees is common. Pax World believes that companies that use compensation consultants should disclose information about the fees paid to compensation consultants so that investors can determine if a potential conflict of interest exists.

•	Pax World will generally vote in favor of proposals requesting disclosure regarding the company’s use of compensation consultants.

Shareowner Rights
Shareowners have a vested interest in the direction of the companies they own, an interest that directors are obliged to protect. Because of this relationship, shareowners should have access to directors through channels that are independent of management. Shareowner access to directors and the proxy provides a system of accountability between the executives, directors and shareowners.

•	Proxy Access:
o	Pax World will generally vote in favor of proposals that make it easier for shareowners to nominate director candidates.
o	Pax World will generally vote against proposals that make it more difficult for shareowners to nominate director candidates.
•	Written Consent:
o	Pax World will generally vote in favor of proposals that decrease or remove restrictions on the ability of shareowners to act by written consent.
o	Pax World will generally vote against proposals that seek to limit shareowner ability to act by written consent.
•	Special Meetings:
o	Pax World will generally vote in favor of proposals that decrease or remove restrictions on shareowner ability to call special meetings.
o	Pax World will generally vote against proposals to restrict shareowner ability to call special meetings.
•	Supermajority Voting:
o	Pax World will generally vote in favor of proposals to lower requirements for supermajority voting.
o	Pax World will generally vote against proposals to adopt or raise supermajority voting requirements.
•	Cumulative Voting:
o	Pax World will generally vote in favor of proposals to adopt cumulative voting.
o	Pax World will generally vote against proposals to eliminate cumulative voting.
•	Reincorporation:
o	Pax World will generally vote in favor of management proposals that require a company to reincorporate in a state with stronger protections of shareowner rights.
o	Pax World will vote shareowner proposals requiring reincorporation on a case-by-case basis.

Capital Structure
Pax World believes that companies should have the ability to raise capital or alter the capital structure of the company, within reasonable limits, to enable it to operate effectively and efficiently while not harming or diluting shareowner value.

•	Pax World will generally vote in favor of proposals that seek to increase share capital up to 20% when all shareowners are entitled to participate equally.
•	Pax World will generally vote in favor of proposals that seek to increase the share capital up to 5% when all shareowners are not entitled to participate equally.

•	Pax World will generally vote in favor of share buybacks unless there are indications that the buyback is not in the best interest of shareowners.

Board Structure & Procedures

•	Board Size: Pax World believes that boards of directors should be large enough to include diverse ideas and perspectives and to manage the workload of the board of directors, but not too large so as inhibit effective decision making.
o	Pax World will generally vote in favor of proposals that seek to set the board size between six and 15 members.
•	Board Structure: Pax World prefers directors to be elected annually.
o	Pax World will generally vote in favor of proposals that seek the declassification of boards and the elimination of a two-tiered board structure.
o	Pax World will generally vote against proposals to adopt staggered director elections or a two-tiered structure.
•	Independent Chair:
o	Pax World will generally vote in favor of proposals that would require the board appoint an independent Board Chair.
o	Pax World will generally vote in favor of proposals that request the separation of the Chair and CEO positions.
•	Ratification of Board & Management Acts, Director Liability and Indemnification:
o	Pax World will generally vote against proposals that could limit directors’ liability for unspecified acts.
o	Pax will vote on a case by case basis for proposals to limit directors’ liabilities in specific circumstances.
•	Diversity:
o	Pax World will generally vote in favor of proposals that would require the board to consider women and minority candidates in every director search.
•	Director Terms: Pax World believes that board refreshment and routine director evaluation are key components of a well-functioning board that can promote board diversity and bring new perspectives, insights and expertise to the board. Pax World will carefully scrutinize proposals that seek to limit the tenure of independent directors to balance the need for board refreshment with the desire to maintain continuity.

Operational Matters
Shareowner meetings represent a formal engagement between companies and their owners, the shareowners. As part of this process, shareowner approval may be sought on certain routine or operational items. In general, shareowners should be provided adequate time and materials to consider agenda items. Shareowners should have reasonable access to the board in general and at shareowner meetings. Shareowners should be provided information to evaluate the independence of key support services, such as auditors and compensation consulting services. In addition, operational and routine matters should provide a system of checks and balances between management, shareowners, and the board.

•	Adjourn meeting:
o	Pax World will generally vote in favor of proposals to adjourn meetings.

o	Pax World will generally vote case-by-case to adjourn the meeting in proxy contests.
•	Transact Other Business:
o	Pax World will generally vote against proposals to transact other business that may come before the meeting (expect in instances where adequate disclosure has been provided to effectively evaluate what this business may entail).
•	Meeting Formalities:
o	Pax World will generally vote in favor of proposals to carry out meeting formalities.
•	Alter Meeting Date, Time or Location:
o	Pax World will generally vote proposals to alter meeting date, time or location on a case-by-case basis.
•	Auditor Ratification & Audit Fees: In evaluating auditor ratification and audit fees, Pax World will consider auditor independence.
o	Pax World will generally vote in favor of proposals to ratify auditors or audit fees unless:
▪	The auditor is not independent or has an agreement with the company that calls into question the auditor’s independence.
▪	The auditor has rendered an inaccurate opinion regarding the company’s financial reports or position.
▪	The auditor received non-audit related fees that comprise more than 25% of total fees received from the company.
•	Ratification of Auditor Acts, Auditor Indemnification or Limitation of Liability: Auditors should be independent of the company and accountable to both the company and its shareowners.
o	Pax World will generally vote against proposals that seek to limit liabilities for or indemnify auditors.
•	Statutory Auditors: Though Pax World prefers that auditors are independent, we recognize that in certain markets it is customary to have inside auditors.
o	Pax World will generally vote against non-independent nominees when the Board of Statutory Auditors is not majority independent.

Takeover Defenses
Pax World believes the takeover defenses can prevent management from exploring opportunities that may be in the company’s and shareowners’ best interest. Proposals related to takeover defenses should always be put forth for shareowner consideration.

•	Pax World will generally vote against takeover defense plans (except in situations where we determine that a particular takeover defense is in the best interest of shareowners).

Mergers & Acquisitions
Pax World acknowledges the complex and varied nature of mergers and acquisitions. In evaluating mergers and acquisitions, members of the Sustainability Research and Portfolio Management Departments work in partnership to evaluate the potential financial and ESG strengths and weaknesses of a particular transaction. Pax World generally considers a number of criteria in evaluating the ESG impact of merger and acquisition events including, but not limited to, environment, climate change, community, diversity, gender empowerment, human rights, indigenous peoples’ welfare, labor relations, product safety and integrity, workplace health and safety, and corporate governance. In addition, Pax World may also consider factors such as the industry and geography.

•	Pax World will vote mergers, acquisitions and related proposals on a case-by-case basis.

Political Contributions & Lobbying Expenditures
 Pax World believes that companies should disclose to shareowners information on how political contributions and lobbying expenditures are overseen as well as the amounts of monetary and non-monetary contributions made on an annual basis.

•	Pax World will generally vote in favor of proposals that would result in increased transparency around political activities and contributions.
•	Pax World will generally vote in favor of shareholder proposals requesting that companies cease making political contributions or engaging in lobbying.

Environmental Matters

Every company has some impact on the environment. Environmental impacts can include consumption of resources, including energy; creation and disposition of waste products (including discharges to all media: air, water, and soil); and impacts on biodiversity and habitat. We believe that good stewards of these environmental impacts pay attention to the entire lifecycle of the product in question; disclose policies and performance in enough detail to understand specific areas of risk and opportunity; and are mindful of emerging environmental issues both in their own operations and throughout their supply chains.

Pax World will generally vote in favor of resolutions that ask companies to undertake initiatives to track, report on, and manage the environmental impacts of their business, including significant upstream and downstream impacts. The landscape of corporate environmental impact shifts frequently, and we do not believe it is useful to attempt to enumerate our policy on each issue. The list below includes some of the major environmental issues that have often appeared on corporate proxies.

Climate Change. Pax World believes that well-managed companies are transparent about their own contributions to climate change and report on their own mitigation and adaptation efforts. We also believe that every company has a role to play in reducing the use of fossil fuels.

•	Pax World will generally vote in favor of proposals that request that companies disclose their potential risks from climate change, or that request disclosure or development of policies or programs to mitigate their climate change risk and impact.

Water. Pax World believes that companies are vulnerable to the risks associated with increasing challenges related to water access, extreme weather and sea-level rise.

•	Pax World will generally vote in favor of proposals that request that companies acknowledge and report on their water-related risk, or that request disclosure or development of policies and programs to mitigate those risks.

Commitment & Transparency. Pax World believes that companies that disclose their environmental policies, programs and performance are better managed and less likely to experience problems with environmental compliance or suffer reputational damage as a result of environmental mismanagement. Companies may communicate their environmental policies and commitments through sustainability, GRI reporting, issue-based environmental reporting such as the Carbon Disclosure Project, or as members in industry-specific initiatives such as the Equator Principles and Responsible Care.

•	Pax World will generally vote in favor of proposals that request that companies adopt policies regarding their environmental commitments and practices and those that request that companies increase reporting of environmental matters.

Social Matters

Pax World believes that well-managed companies are attentive to social impacts, and take appropriate steps to measure, manage, and disclose policies, programs, and performance with respect to social impacts. Pax World will generally support proposals that request that companies undertake reasonable efforts to measure, manage, and report on their social impacts, including impacts throughout their supply chains. Corporations have a variety of impacts on society including, but not limited to, the following categories:

Diversity. Companies that have strong diversity policies and programs and those that disclose the performance and success of those programs are, we believe, less vulnerable to disruptions as a result of workplace strife, exceptional turnover, costly lawsuits and reputational damage.

•	Pax World will generally vote in favor of proposals that request disclosure of a company’s workforce diversity data, pay ratios by demographic categories and those that request that companies expand their equal employment opportunity statement to include sexual orientation and gender identity and/or expression.

Gender Equality. Pax World believes that companies that take affirmative steps to attract, retain and promote women and to advance gender equality and women’s empowerment in the workplace and beyond are better-managed companies.

•	Pax World will generally vote in favor of proposals that request the adoption of board committee charter language that would require the company to consider female and/or minority candidates in every director search and those that seek increased disclosure of policies and program aimed at promoting gender equality and empowerment.

Human Rights. Pax believes it is the responsibility of businesses to protect and uphold human rights in their own operations and throughout their supply chain. It is also critical for companies to manage human rights as failing to do so can result in costly legal and reputational risk.

•	Repressive Regimes: Pax World will generally vote in favor of proposals that request that companies adopt policies regarding, or increase reporting around any involvement with, repressive regimes or conflict zones.
•	Human Trafficking: Pax will generally vote in favor of proposals that request that companies adopt policies to prohibit human (labor and sex) trafficking or programs to educate employees and consumers about related risks.
•	Negative Images & Stereotyping: Pax will generally vote in favor of proposals that request that companies develop policies governing the use of images of indigenous peoples, women or other identifiable groups in their advertising, brand, or mascots.

Indigenous Peoples' Welfare. Pax World believes a company’s effectiveness in managing indigenous relations is an indicator of management quality. Failing to address indigenous relations issues when they arise can pose reputational, regulatory and financial risks to corporations.

•	Pax World will generally vote in favor of proposals requesting that companies develop policies or programs to prevent or mitigate harm to indigenous peoples, or that request that companies report on their impacts to indigenous peoples.

Labor Relations. Pax World believes that constructive labor management relations are an indicator of sound management and a sustainable business model.

•	Pax World will generally vote in favor of proposals that request that companies adopt policies or codes of conduct that address employees’ rights to collective bargaining or other labor relations issues that protect employees’ rights.

Product Safety and Integrity. Pax World believes that a company’s failure to comply with regulatory requirements and problems associated with product safety or product promotion can have far-reaching, negative consequences for consumers and therefore can result in reputational and financial damage to the company. Product recalls, often as a result of product safety issues, in particular, can cause considerable harm to a company’s revenues, reputation, profitability, publicity and brand integrity.

•	Pax World will generally vote in favor of proposals that request that companies take steps to improve product-related safety performance or report on product safety and integrity issues. These issues may include, but are not limited to, privacy & data security, toxicity, animal welfare, nanomaterials, and product recalls.

Workplace Health and Safety. Pax World believes a company’s commitment to workplace and employee safety is a key component of its overall sustainability profile. The costs of workplace accidents can grow quickly when factoring in workers’ compensation payments, legal expenses associated with litigation, regulatory penalties and compliance costs.

•	Pax World will generally vote in favor of proposals that request that companies adopt policies to address workplace health and safety and increase disclosure of workplace safety practices and performance.

Community. Pax World believes that companies that are committed to having a positive impact on the communities in which they operate tend to be better-managed companies. Not only are these companies better able to avoid reputational and legal risks that can result from negative community relations – positive community relations are often an indication of superior management.

•	Pax World will generally vote in favor of proposals that request that companies adopt policies or report on practices that govern community engagement.

Other Issues

Pax World will vote on issues that are not covered in these Guidelines in accordance with the Principles outlined above.

[1]	Pax World believes that these principles would generally apply in proxy votes for registered investment companies, and will vote accordingly.